                                                                    EXHIBIT 99.1


Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of Max & Erma's Restaurants, Inc. (the "Company") on Form 10-Q for the quarterly period ending May 11, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd B. Barnum, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Todd B. Barnum
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Todd B. Barnum, Chief Executive Officer

June 13, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Max & Erma's Restaurants, Inc., and will be retained by Max & Erma's Restaurants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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